EXHIBIT 99.1

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of common shares as of February 13, 2009 by: (i) each person or entity known by us to own beneficially more than 5% of our outstanding common shares; (ii) each director and executive officer; and (iii) all of our executive officers and directors as a group.  Beneficial ownership is determined in accordance with the rules of the SEC.  The number of common shares used to calculate the percentage ownership of each listed person includes the common shares underlying options, warrants or other convertible securities held by them that are exercisable within 60 days of February 13, 2009.

	Amount and Nature of	% of Outstanding
Name and Address of Beneficial Owner	Beneficial Ownership	Shares (1)

Venrock Partners (2)	3,666,666	27.7%
3340 Hillview Avenue
Palo Alto, CA 94304

New Leaf Venture Management II, L.L.C.(3)	3,333,333	25.2%
7 Times Square, Suite 1603
New York, NY 10036

Austin W. Marxe and David M. Greenhouse (4)	3,008,021	22.7%
153 East 53rd Street
New York, NY 10022

Abiomed Inc. (5)	2,731,667	20.6%
22 Cherry Hill Drive
Danvers, MA 01923

Jal S. Jassawalla (6)	9,970	*
Pratap Khanwilkar (7)	2,608	*
Phil J. Miller (8)	2,299	*
Piet Jansen, M.D. (9)	2,298	*
William C. Garriock (10)	522	*
Gary W. Goertz (11)	111	*
Michael Sumner Estes, Ph.D. (12)	111	*
David Pellone (13)	100	*
John Alexander Martin (14)	—	*
Anders D. Hove (2)	—	*
Jeani Delagardelle (3)	—	*
Austin W. Marxe (4)	—	*
Michael R. Minogue (5)	—	*
All Directors and Executive Officers as a Group (15 persons) (19)	19,174	0.1%

*	Less than 1%

(1)          Percentage ownership is based on 13,253,964 common shares outstanding as of February 13, 2009.

(2)          Venrock Associates V, L.P. is the record owner of 3,308,433 common shares, Venrock Entrepreneurs Fund V, L.P. is the record owner of 77,733 common shares, and Venrock Partners V, L.P. is the record owner of 280,500 common shares.  Collectively, Venrock Associates V, L.P., Venrock Entrepreneurs Fund V, L.P. and Venrock Partners V, L.P. (together, “Venrock”) are the record owners of 3,666,666 common shares (the “Venrock Shares”).  As the general partners of Venrock Associates V, L.P., Venrock Entrepreneurs Fund V, L.P. and Venrock Partners V, L.P., respectively, Venrock Management V, LLC, VEF Management V, LLC and Venrock Partners Management V, LLC (the “General Partners”) may be deemed to own beneficially all of the Venrock Shares.  Each General Partner disclaims beneficial ownership of the Venrock Shares except to the extent of their indirect pecuniary interest therein.  In addition, Brian Ascher, Michael Brooks, Eric Copeland, Anthony Evnin, Anders Hove, Bryan Roberts, Ray Rothrock, David Siminoff, Anthony Sun, and Michael Tyrrell (collectively, the “Members”) are the members of each of the General Partners and may be deemed to own beneficially all of the Venrock Shares.  Each Member disclaims beneficial ownership of the Venrock Shares except to the extent of their indirect pecuniary interest therein.  Venrock is entitled to a board nominee on our Board of Directors depending on certain ownership requirements of our common shares.  Anders Hove is a director on our Board of Directors as a designee of Venrock.

(3)          As the sole general partner of New Leaf Ventures II, L.P. (“New Leaf”), New Leaf Venture Associates II, L.P. (“NLVA”) may be deemed to own beneficially the common shares owned by New Leaf.    As the sole general partner of NLVA, New Leaf Venture Management II, L.L.C. (“NLV Management”) may be deemed to own beneficially the common shares owned by New Leaf.  As the individual Managing Directors of NLV Management, each of Philippe Chambon, Jeani Delagardelle, Ron Hunt, Kathleen LaPorte Vijay Lathi and James Niedel also may be deemed to own beneficially the common shares owned by New Leaf.  Each of NLVA, NLV Management and each of the foregoing Managing Directors disclaims beneficial ownership of such common shares except to the extent of their pecuniary interest therein, if any. New Leaf is entitled to a board nominee on our Board of Directors depending on certain ownership requirements of our common shares.  Jeani Delagardelle is a director on our Board of Directors pursuant to a designation by New Leaf.

(4)          Based solely on the Schedule 13D/A filed on December 10, 2008, includes (i) 533,328 common shares held by Special Situations Cayman Fund, L.P., (ii) 1,466,652 common shares held by Special Situations Fund III QP, L.P., (iii) 533,328 common shares held by Special Situations Private Equity Fund, L.P., (iv) 133,332 shares of common stock owned by Special Situations Life Sciences Fund, L.P., (v) 333,333 shares held by Austin W. Marxe and (vi) 8,048 shares held by David M. Greenhouse.  Each of Messrs. Marxe and Greenhouse have sole voting and investment power over the shares held in their respective names.  MGP Advisors Limited (“MGP”) is the general partner of the Special Situations Fund III, QP, L.P. and the general partner of and investment adviser to the Special Situations Fund III, L.P.  AWM Investment Company, Inc. (“AWM”) is the general partner of MGP, the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. and the investment adviser to the Special Situations Fund III, QP, L.P., the Special Situations Private Equity Fund, L.P. and the Special Situations Life Sciences Fund, L.P.  Austin W. Marxe and David M. Greenhouse are the principal owners of MGP and AWM.  Through their control of MGP and AWM, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above. Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Life Sciences Fund, L.P. (collectively, the “Special Situations Funds”) are entitled to designate a nominee for election to our Board of Directors so long as certain ownership requirements are met.  Austin W. Marxe is a member of our Board of Directors pursuant to a designation by the Special Situations Funds.

(5)          Based solely on the Schedule 13D/A filed on December 22, 2008, by ABIOMED, Inc. (“Abiomed”), includes 2,866,666 of our common shares as a result of Abiomed’s conversion of the full amount of principal and interest owed on the US$5,000,000 8% Secured Convertible Promissory Note (the “Note”) previously issued to Abiomed by us and WHI, Abiomed’s release of the security interest in all of our assets and those of WHI that secured the Note, termination of the warrant Abiomed held to purchase 113,333 of our common shares, and forgiveness of other amounts owed to Abiomed by us. Abiomed is a company publicly traded on the NASDAQ Global Market under the symbol “ABMD.”  Abiomed is entitled to designate a nominee for election to our

Board of Directors so long as certain ownership requirements are met. Michael R. Minogue is a director on our Board of Directors pursuant to a designation by Abiomed.

(6)

Includes options for 7,961 common shares. All of those options are exercisable within 60 days of February 11, 2009.  Includes 576 performance bonus shares. Also includes 1,433 shares held by Jal S. Jassawalla and Janette Diane Jassawalla, Trustees for the Jassawalla Family Trust U/A DTD 06/28/94.

(7)	Includes options for 1,639 common shares. All of those options are exercisable within 60 days of February 11, 2009. Also includes 285 performance bonus shares and 684 shares held by Mr. Khanwilkar.

(8)	Includes options for 1,306 common shares. All of those options are exercisable within 60 days of February 11, 2009. Also includes 276 performance bonus shares and 717 shares held by Mr. Miller.

(9)	Includes options for 1,278 common shares. All of those options are exercisable within 60 days of February 11, 2009. Also includes 354 performance bonus shares and 667 shares held by Mr. Jansen.

(10)	Includes options for 522 common shares. All of those options are exercisable within 60 days of February 11, 2009.

(11)	Includes options for 111 common shares. All of those options are exercisable within 60 days of February 11, 2009.

(12)	Includes options for 111 common shares. All of those options are exercisable within 60 days of February 11, 2009.

(13)	Includes 100 performance bonus shares. Mr. Pellone terminated employment with us in July 2008, but continues to perform consulting services.

(14)	John Alexander Martin joined WorldHeart as President and Chief Executive Officer on February 4, 2009.

(15)	Includes an aggregate of 19,174 options held by executive officers and directors as a group that are exercisable within 60 days of February 11, 2009. In addition, see footnotes (2), (3), (4) and (5).